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                                                                     EXHIBIT 4.3

                           SECOND AMENDMENT AND WAIVER


            SECOND AMENDMENT AND WAIVER (this "Amendment"), dated as of November 19, 1999, among MTL INC., a Florida corporation (the "U.S. Borrower"), LEVY TRANSPORT LTD./LEVY TRANSPORT LTEE, a Quebec company and a Wholly-Owned Subsidiary of the U.S. Borrower (the "Canadian Borrower"), the Banks party to the Credit Agreement referred to below, ABN AMRO BANK, THE BANK OF NOVA SCOTIA, BHF-BANK AKTIENGESELLSCHAFT, CREDITANSTALT CORPORATE FINANCE, INC. and ROYAL BANK OF CANADA, as Co-Agents (in such capacity, each, a "Co-Agent" and, collectively, the "Co-Agents"), SALOMON BROTHERS HOLDING COMPANY, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), BANKERS TRUST COMPANY, as Syndication Agent (in such capacity, the "Syndication Agent"), and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

            WHEREAS, the U.S. Borrower, the Canadian Borrower, the Banks, the Co-Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as amended, modified or supplemented through but not including the date hereof, the "Credit Agreement"); and

            WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement and to grant a waiver, in each case as herein provided;

            NOW, THEREFORE, it is agreed:

            1. The Required Banks hereby waive any Default or Event of Default that has arisen under Section 10.03 of the Credit Agreement prior to the Amendment Effective Date (as defined below) solely as a result of the failure of the U.S. Borrower to comply with the requirements of Section 9.02(d)(y) of the Credit Agreement in connection with the sale of all or substantially all of the assets of Leaman Logistics, Inc., a Wholly-Owned Subsidiary of the U.S. Borrower.

            2. Section 9.02(o) of the Credit Agreement is hereby amended by inserting the text "or all or substantially all of the assets of," immediately following the text "dispose of the capital stock of, or other equity interests in," appearing therein.

            3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
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            4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

            5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            6. This Amendment shall become effective on the date (the "Amendment Effective Date") when the U.S. Borrower, the Canadian Borrower, the Co-Agents, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Banks constituting the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

            7. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *


                                       2
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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        MTL INC.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        LEVY TRANSPORT LTD./LEVY
                                            TRANSPORT LTEE

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CREDIT SUISSE FIRST BOSTON,
                                            Individually and as Administrative
                                            Agent

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        BANKERS TRUST COMPANY,
                                            Individually and as Syndication
                                            Agent

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CITICORP USA, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ABN AMRO BANK N.V., as Co-Agent

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        THE BANK OF NOVA SCOTIA,
                                            as Co-Agent

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        BHF-BANK AKTIENGESELLSCHAFT

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BALANCED HIGH YIELD FUND II LTD.,
                                            By: BHF-BANK
                                            AKTIENGESELLSCHAFT, acting through
                                            its New York Branch, as
                                            Attorney-in-Fact

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CREDITANSTALT CORPORATE FINANCE,
                                            INC., as Co-Agent

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        ROYAL BANK OF CANADA, as Co-Agent

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        COMERICA BANK, N.A.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        SOCIETE GENERALE

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        BANK POLSKA KASA OPIEKI S.A. - PEKAO

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        METROPOLITAN LIFE INSURANCE
                                            COMPANY

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        THE PRUDENTIAL INSURANCE
                                            COMPANY OF AMERICA

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        MORGAN STANLEY DEAN WITTER
                                            PRIME INCOME TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        OXFORD STRATEGIC INCOME FUND
                                            By: Eaton Vance Management,
                                                as Investment Advisor

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research,
                                                as Investment Advisor

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        SANKATY HIGH YIELD ASSET
                                            PARTNERS, L.P.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ARCHIMEDES FUNDING, L.L.C.

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        ARCHIMEDES FUNDING II, L.L.C.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CERES FINANCE LTD.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        INDOSUEZ CAPITAL FUNDING IIA,
                                            LIMITED

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        INDOSUEZ CAPITAL FUNDING IV, LP

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        ING HIGH INCOME PRINCIPAL PRES.
                                            HOLDINGS

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        KZH ING-2 LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        KZH STERLING LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        KZH ING-3 LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        OASIS COLLATERALIZED HIGH INCOME
                                            PORTFOLIO I

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        SENIOR INCOME TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        TRANSAMERICA LIFE & ANNUITY
                                            COMPANY

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        AERIES FINANCE LTD.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ELC (CAYMAN) LTD.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ELC (CAYMAN) LTD., CDO SERIES 1999-I

                                        By: ____________________________________
                                            Name:
                                            Title:
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                                        ELC (CAYMAN) LTD., CDO SERIES 1999-II

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        GREAT POINT CLO 1999-I LTD.

                                        By: ____________________________________
                                            Name:
                                            Title: